EXHIBIT 99.2

                             CONTRIBUTION AGREEMENT

          THIS CONTRIBUTION AGREEMENT (the "Agreement"), dated as of ____________________, by and among Alliance Pharmaceutical Corp., a New York corporation (the Company"), and the persons whose names appear on Schedule 1 hereto (the "Holders").

          WHEREAS, each of the Holders holds the principal amount of the Company's 5% Convertible Debentures, due 2004 (the "Debentures") set forth opposite such Holder's name on Schedule 1 hereto;

          WHEREAS, subject to the terms and conditions set forth herein, each of the Holders desires to contribute the Debentures held by it to the Company and receive in exchange therefor the number of shares the Company's common stock, par value $0.01 per share (the "Common Stock"), as shall be determined on the Closing (as defined below) in accordance with Section 3 hereof; and

          WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue the Common Stock to the Holders in exchange for the contribution of all of the outstanding Debentures.

          NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

          1. CONTRIBUTION OF DEBENTURES. Subject to the terms and conditions set forth herein, each of the Holders hereby agrees to contribute to the Company the Debentures held by such Holder in exchange for such number of shares of Common Stock as determined pursuant to Section 3 hereof. All accrued and unpaid interest owing to each Holder as of the date of the Closing in respect of any Debenture contributed to the Company by such Holder shall be due and payable at the Closing (as defined below) in immediately available funds to an account designated by such Holder at least two business days before the Closing. The contribution of Debentures to the Company and the receipt of the Common Stock by the Holders contemplated by this Agreement shall be referred to herein as the "Contribution."

          2. CLOSING.

          (a) Subject to Section 3(b):

          (i) The closing of the Contribution (the "Closing") will take place on November 30, 2001 at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, at 10:00 A.M. or at such other place and time as the parties hereto may agree.

          (ii) At the Closing each Holder shall deliver to the Company the original Debentures issued by the Company to such Holder duly endorsed in blank or accompanied by an assignment separate from certificate duly executed in blank, and free and clear of any lien, encumbrance, restriction, security interest or adverse claim.

          (iii) The Company shall deliver at the Closing, or as soon as practicable thereafter, to each Holder certificates representing the number of shares Common Stock set forth opposite such Holder's name on Schedule 1 hereto.

          3. PRICE PER SHARE.

          (a) Each Holder shall receive the number of shares of Common Stock equal to the quotient of the principal amount of Debentures contributed by such Holder as set forth on Schedule 1 hereto divided by the Volume Weighted Average Price per share of the Common Stock (as calculated below) for the ten (10) trading days beginning November 15, 2001, but not to exceed $3.50 per share. "Volume Weighted Average Price" for such ten trading day period shall equal the quotient (rounded to the nearest $.01) of the sum of the respective products of each sale price for the Common Stock on such trading days multiplied by the number of shares of Common Stock traded at such price during such period (as reported by The Nasdaq Stock Market, Inc. National Market System), divided by the total number of such shares traded during such period (as so reported).

          (b) If, the number of shares of Common Stock distributed to the Holders pursuant to Section 3(a) would result in the issuance by the Company of a number of shares (the "Additional Shares") of its Common Stock greater than the "Issuance Limit," then the Company need not issue the Additional Shares, unless it first obtains shareholder approval of the issuance of the Additional Shares. "Issuance Limit" means 19.9% of the shares of Common Stock issued and outstanding as of November 30, 2001. If the Company does not obtain shareholder approval for the issuance of the Additional Shares prior to the expiration of 120 days after the Closing, the Company shall pay to each Holder entitled to receive such Additional Shares an amount in cash equal to the face value of the Debentures not contributed pursuant to this Section 3(b). If the Company does obtain such shareholder approval prior to the expiration of such 120 day period each holder will deliver such non-contributed Debentures against delivery to such holder of the appropriate number of shares of Common Stock, as though
Section 2(b) were applicable to such exchange. Such exchange shall occur at a mutually convenient time and location.

          4. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. As a material inducement to the Company to enter into and perform its obligations under this Agreement, each Holder represents and warrants to the Company as follows:

          (a) Such Holder is the beneficial and record owner of the principal amount of Debentures set forth opposite his name on Schedule 1 hereto and has valid and marketable title to such Debentures, free and clear of any lien, encumbrance, restriction, security interest or adverse claim.

          (b) Upon delivery of the Debentures being contributed to the Company by such Holder in accordance with the terms hereof, valid and marketable title to such Debentures will pass to the Company free and clear of any lien, encumbrance, restriction, security interest or adverse claim.

          (c) Such Holder has full legal right, power and authority, and all approvals required by law, to enter into this Agreement, to contribute, assign, transfer and deliver the Debentures in the manner provided in this Agreement and to perform all of its obligations hereunder. This Agreement has been duly executed and delivered by such Holder and, assuming due execution and delivery by the Company of this Agreement, constitutes a legal, valid and binding obligation of such Holder enforceable against such Holder in accordance with its terms.

          (d) Such Holder has been advised and understands that the Common Stock to be issued to it pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "Securities Act").

          (e) Such Holder is acquiring the Common Stock for investment purposes, for its own account and not with a view to, or for sale in connection with, any distribution thereof in violation of federal or state securities laws.

          (f) Such Holder can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. By reason of its business or financial experience, such Holder has the capacity to protect its own interest in connection with the transactions contemplated hereunder.

          (g) Such Holder has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, condition (financial and otherwise), and prospects of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to it or to which it had access. Such Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock; PROVIDED, HOWEVER, that nothing in this Section 4 shall be deemed to vitiate or limit the representations of the Company contained in this Agreement.

          (i) Such Holder is an Accredited Investor (as defined in Rule 501 of the Securities Act).

          (j) It is understood that, until the earlier of (i) registration for resale pursuant to an effective registration statement under the Securities Act, or (ii) the time when such Common Stock may be sold pursuant to Rule 144(k), certificates evidencing such Common Stock may bear the following or any similar legend:

               (a) "The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws."

               (b) If required by the authorities of any state in connection with the issuance of sale of the Common Stock, the legend required by such state authority.

          Upon the earlier of (i) such registration for resale and receipt by the Company of the Holder's written confirmation that such Common Stock will not be disposed of except in compliance with the prospectus delivery requirements of the 1933 Act or (ii) Rule 144(k) becoming available the Company shall, upon a Holder's written request, promptly cause certificates evidencing the shares of Common Stock to be replaced with certificates which do not bear such restrictive legends, provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such shares.

          5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to the Holders to enter into and perform its obligations under this Agreement, the Company represents and warrants to the Holders as follows:

          (a) The Company has full power and authority to execute and deliver this Agreement, and such other documents furnished or to be furnished by the Company hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The offering and issuance of the Common Stock pursuant to this Agreement, the compliance by the Company with the provisions of this Agreement, and the consummation of the other transactions herein contemplated will not result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the organizational and governing documents of the Company, or (ii) any contract or other agreement to which the Company is a party or by which the Company or any of its respective properties is bound or affected, or any judgment, ruling, decree, order, statute, rule or regulation (except state securities laws) of any court or other governmental agency or body, domestic or foreign, applicable to the business or properties of the Company.

          (b) The Common Stock has been duly and validly authorized and, when issued pursuant to this Agreement, will be validly issued, fully paid and nonassessable free and clear of all liens, encumbrances, restrictions, security interests and adverse claims, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.

          6. WAIVER; TERMINATION OF ADDITIONAL AGREEMENT.

          (a) Each of the Holders irrevocably waives any and all of his rights under the Debentures contributed by it to the Company pursuant to this Agreement, including, without limitation, the right to receive principal and interest under such Debentures; the right to receive any other amounts that are or may become due under the Debentures; the right to convert the amount of the Debentures into shares of Common Stock; and any rights arising by virtue of the Company's default, if any, under the Debentures.

          (b) _______________, one of the Holders, hereby waives any and all of its rights under the Purchase Agreement dated as of February 11, 2000 between the Company and such Holder and the Registration Rights Agreement entered into as of February 11, 2000, between the Company and such Holder, and agrees that such agreements shall be deemed terminated insofar as they may be applicable to such Holder.

          (c) The Company and _______________, one of the Holders, hereby terminate the Purchase Agreement dated as of September 8, 2000 between the Company and such Holder and the Registration Rights Agreement entered into as of September 8, 2000, between the Company and such Holder.

          7. LOCK-UP.

          (a) The Holders shall not (i) offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer the "Lock-up Shares of Common Stock", or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-up Shares of Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The "Lock-Up Shares of Common Stock," in the case of each Holder, are two-thirds of the shares of Common Stock being acquired by such Holder hereunder.

          (b) The terms of Section 7(a) above shall terminate for half of the Lock-up Shares of Common Stock on January 4, 2002, and for the remaining Lock-up Shares of Common Stock on April 30, 2002.

          8. REGISTRATION RIGHTS.

          (a) The Company shall file a Registration Statement on SEC Form S-3 (the "Registration Statement") or other appropriate form within 5 business days following the Closing covering the resale of the shares of Common Stock issued hereunder. The Company will use its best efforts to cause the Registration Statement to become effective within 60 days from the date of filing.

          (b) Each holder shall furnish in writing to the Company such information regarding itself, the Common Stock held by it and the intended method of disposition of the Common Stock held by it, as shall be reasonably required to effect the registration of such Common Stock and shall execute such documents in connection with such registration as the Company may reasonably request.

          9. MISCELLANEOUS.

          (a) This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

          (b) The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and remain in full force and effect, notwithstanding any investigation at any time made by or on behalf of the parties.

          (c) All questions concerning the construction, validity and interpretation of this Agreement and the performance of obligations hereunder will be governed by the internal laws, not the laws of conflicts, of the State of New York.

          (d) This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and cannot be changed or terminated orally.

          (e) This Agreement may be signed in any number of counterparts, each of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Holders have duly executed this Agreement as of the date first above written.

                               ALLIANCE PHARMACEUTICAL CORP.


                               By:______________________________
                                  Name: Theodore D. Roth
                                  Title: President and Chief Operating Officer


                               THE HOLDERS:

                                   SCHEDULE 1

                                                             Accrued and
                                                          Unpaid Interest on
                       Principal Amount of Debentures    Debentures Paid as of
        HOLDER          CONTRIBUTED BY SUCH HOLDER      THE DATE OF CONTRIBUTION


        TOTAL